Short-term Borrowings	12 Months Ended
Dec. 31, 2011
Short-term Debt [Abstract]
Short-term Borrowings
Short-term Borrowings

Short-term borrowings consist of several lines of credit. The Bank has a line of credit commitment from the FHLB for borrowings up to $515.5 million and certain qualifying assets of the Bank collateralize the line. There was $65.0 million outstanding at December 31, 2011 and $140.5 million outstanding at December 31, 2010 on this line of credit. At December 31, 2011 $116.9 million of loans collateralized the outstanding balance. In addition, the Bank has a $15.0 million federal funds line of credit with one correspondent bank and a $20.0 million federal funds line of credit with another correspondent bank as of December 31, 2011 of which $0 was outstanding on both lines. The average balance of short-term borrowings was $128.0 million in 2011. The weighted-average interest rate on total short-term borrowings was 0.15% at December 31, 2011 and 0.60% at December 31, 2010.